SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 28, 1997

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)

        Virginia                     0-15483                      53-1526174
         (State or other jurisdiction  (Commission              (IRS Employer
           of incorporation)            File Number)       Identification No.)

              901 East Byrd Street, Richmond, Virginia               23219
           (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (804) 344-7575



         (Former name or former address, if changed since last report.)

      Item 1.     Changes in Control of Registrant.
                  Not Applicable.

      Item 2.     Acquisition or Disposition of Assets.
                  Not Applicable.

      Item 3.     Bankruptcy or Receivership.
                  Not Applicable.

      Item 4.     Changes in Registrant's Certifying Accountant.
                  Not Applicable.

      Item 5.     Other Events.

               On November 28, 1997, the Registrant caused the issuance and sale of $55,196,194 aggregate initial principal amount of Mortgage Participation Securities, Series 1997-2 (the "Securities") pursuant to the Series 1997-2 Pooling Agreement (the "Pooling Agreement"), dated as of November 1, 1997, by and between the Registrant, as Seller, and Norwest Bank Minnesota, National Association, as Trustee. The Securities were issued in one Class, with an Initial Principal Amount and a Pass-Through Rate as described below:

               Class                 Initial               Pass-Through
             Designation         Principal Amount              Rate

             Class A-1            $55,196,194                  (1)
-----------
      (1) The effective per annum interest rate borne by the Securities during the calendar month ") will equal a fraction, expressed as a percentage truncated at the fourth decimal place, the Period numerator of which is equal to the aggregate amount in respect of interest paid to the Securityholders for the related Interest Accrual Period multiplied by 12, and the denominator of which is the principal amount of the Securities immediately prior to such Distribution Date. The effective per annum interest rate borne by the Securities during the first Interest Accrual Period is projected to be approximately 6.1413%

         The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of all or a portion of (i) two classes of Guaranteed REMIC Pass-Through Certificates issued by FNMA representing beneficial ownership interests in separate Underlying FNMA Trusts (the "Pooled FNMA Certificates") and (ii) six classes of Multiclass Mortgage Securities or Multiclass Mortgage Participation Certificates issued by FHLMC as part of separate Underlying FHLMC Series (the "Pooled FHLMC Certificates," and together with the Pooled FNMA Certificates, the "Pooled Certificates") transferred to the Trust by the Registrant pursuant to the Pooling Agreement. The Pooled Certificates were purchased by the Registrant in a privately-negotiated transaction with Bear, Stearns & Co. Inc. ("Bear") pursuant to a Purchase Agreement (the "Purchase Agreement"), dated November 25, 1997, by and between the Registrant, as Purchaser and Bear, as Seller.

         The Class A-1 Securities have been sold by the Registrant to Bear pursuant to (i) an Underwriting Agreement (the "Underwriting Agreement"), dated October 28, 1997, by and between Bear and the Registrant and (ii) a Terms Agreement (the "Terms Agreement"), dated November 25, 1997, by and between Bear and the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling Agreement.

Item 6.  Resignations of Registrant's Directors. Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits

         4.1 Series 1997-2 Pooling Agreement, dated as of November 1, 1997, by and between the Registrant, as Seller and Norwest Bank Minnesota, National Association, as Trustee (including exhibits).

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 28, 1997                          FINANCIAL ASSET SECURITIZATION, INC.



                                              By:    /s/ R. Walter Jones, IV
                                                     ------------------------
                                              Name:   R. Walter Jones, IV

                                              Title:  President

                               INDEX TO EXHIBITS


                                                                            Page


4.1      Series 1997-2 Pooling Agreement, dated as of
         November 1, 1997, by and between the Registrant,
         as Seller, and Norwest Bank Minnesota,National Association,
         as Trustee............................................................